1 Earnings Call – Q1 - FY24 January 3, 2024

With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, as well as expenses we may incur in connection therewith, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

First Quarter Highlights $0.10 Diluted EPS $14.5M Revenue 23% Adj. EBITDA as % of Revenue $18.9M Backlog 3 CURRENT PERIOD Prior Year Comparison (1Q23) $12.0M Revenue $0.06 Diluted EPS 25% Adjusted EBITDA as % of Revenue $15.8M Backlog

First Quarter Software Highlights

General

- Overall software revenue growth of 25%
- Renewal rate improvement compared to last year
- Active and strong pipeline

GastroPlus® (Physiologically Based Pharmacokinetics)

+27%

Q1 Revenue Growth

- 6 new customers
- 9 upsells to existing customers
- Continued strong performance in China (+51% YoY): 2 new biotech customers + good renewal outcomes

MonolixSuite® (Clinical Pharmacology & Pharmacometrics)

-1%

Q1 Revenue Decline

- 9 new customers; 10 upsells to existing customers
- Biotech churn still exists
- Positive feedback from the Autumn training class with 600+ attendees

ADMET Predictor® (Cheminformatics)

+3%

Q1 Revenue Growth

- 2 new customers
- 5 upsells to existing customers
- 2 nonrenewals - 1 small biotech; 1 push to CY24

4

First Quarter Services Highlights

General

- Overall services revenue growth of 17%
- Total backlog $18.9M – projects to be performed within one year also increased
- Good momentum out of fiscal 2023 continues
- Choppy project flow due to data and other client delays

Clinical Pharmacology & Pharmacometrics (CPP)

+12%

Q1 Revenue Growth

- Excellent bookings quarter - continued momentum from Q4 FY23
- Successful fall conference season with leads generated at ACCP, AAPS, and ACoP; good visibility and presence

Quantitative Systems Pharmacology (QSP)

+100%

Q1 Revenue Growth

- Some benefit from Immunetrics acquisition
- Successfully drafted and delivered FDA-targeted regulatory report for DILIsym
- Received feedback from a client that information provided to their investor through QSP project led them to significantly reduce their position and avoid losses for a less than optimal therapeutic

Physiologically Based Pharmacokinetics (PBPK)

-12%

Q1 Revenue Decline

- Several client data delays impacted project deliveries / milestones
- Additional FDA grant awards
- Outlook good for year

5

Financial Results

52% 48% Software Services 51% 49% Software Services Revenue - Q1 FY24 (in millions) Software RevenueTotal Revenue Services Revenue +21% +25% +17% 1Q24 Mix 1Q23 Mix 7 $7.4 $6.1 $7.6 $5.1 $5.8 $6.9 $12.4 $12.0 $14.5 Software Services 1Q22 1Q23 1Q24

61% 39% Software Services 59% 41% Software Services Revenue - Trailing Twelve Months (TTM) (in millions) Software RevenueTotal Revenue Services Revenue 16% 21% 9% 1Q24 Mix 1Q23 Mix 8 $28.8 $31.4 $38.0 $19.4 $22.1 $24.1$48.2 $53.5 $62.1 Software Services 1Q22 1Q23 1Q24

Gross Margin Trends - Q1 FY24 9 90% 85% 87% 60% 70% 47% 78% 78% 68% Software Services Total 1Q22 1Q23 1Q24

Gross Margin Trends - TTM 10 89% 90% 90% 60% 66% 59% 77% 80% 78% Software Services Total 1Q22 1Q23 1Q24

Software Revenue by Business Unit 11 Software Business Unit as % of Software Revenue 1Q24 TTM 52% 20% 15% 13% 57% 18% 18% 7% PBPK CPP Cheminformatics PBPK CPP Cheminformatics QSP QSP

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q1 FY24 Commercial Customers Renewal Rates 12 $71 $68 $79 1Q22 1Q23 1Q24 93% 82% 84% 96% 90% 100% Accounts Fees 1Q22 1Q23 1Q24

Avg. Revenue per Customer (in thousands) Software Performance Metrics - TTM Commercial Customers Renewal Rates 13 $85 $83 $93 1Q22 1Q23 1Q24 86% 85% 83% 93% 93% 93% Accounts Fees 1Q22 1Q23 1Q24

Services Revenue by Business Unit 14 Services Business Unit as % of Services Revenue Q1 FY24 TTM REG 46% 30% 19% 5% CPP QSP PBPK REG 45% 28% 22% 5% CPP QSP PBPK

$15.4 $15.8 $18.9 1Q22 1Q23 1Q24 67 70 67 22 24 27 55 73 63 21 12 22 165 179 179 CPP QSP PBPK REG 1Q22 1Q23 1Q24 Services Performance Metrics Total Projects Backlog 15

Income Statement Summary - Q1 FY24 16 (in millions, except Diluted EPS) 1Q24 % of Rev 1Q23 % of Rev Revenue $14.5 100% $12.0 100% Revenue growth 21% (4)% Gross profit 9.8 68% 9.3 78% R&D 1.2 8% 1.2 10% S&M 2.0 14% 1.5 12% G&A 5.7 39% 5.8 48% Total operating exp 8.9 61% 8.4 70% Income from operations 1.0 7% 0.9 7% Income before income taxes 2.4 17% 1.6 14% Income taxes (0.5) 3% (0.4) 3% Effective tax rate 19% 23% Net income $1.9 13% $1.2 10% Diluted earnings per share $0.10 $0.06 Adjusted EBITDA $3.4 23% $3.0 25%

Balance Sheet Summary 17 November 30, 2023 August 31, 2023 Cash and short-term investments $113.9 $115.5 Total current assets 129.7 130.4 Total assets $185.8 $186.1 Current liabilities 8.6 12.0 Long-term liabilities 4.8 4.1 Total liabilities 13.4 16.1 Shareholders’ equity 172.3 170.0 Total liabilities and shareholders’ equity $185.8 $186.1 (in millions)

Fiscal 2024 Guidance 18 Guidance Total Revenue $66M to $69M Total Revenue Growth 10% to 15% Software Revenue Mix 55% to 60% Services Revenue Mix 40% to 45% Diluted EPS $0.66 to $0.68

STRONG FISCAL 2023 & START TO FISCAL 2024 Delivering on our commitment to scientific leadership Challenges being addressed 19 • Internal R&D investment • Expanding industry and regulatory partnerships • MIDD+ – 3rd annual SLP sponsored conference Enhancing our client facing capabilities Focus on Capital Allocation CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET Conclusion • Appointed new CRO to lead sales effort • Reorganized operations to put clients first • Focus on supporting accelerated growth in distributor network • Software renewal timing changes completed • Small biotech churn • General market dynamics: inflation, recession & forex • ASR program has been completed • Immunetrics acquisition completed in Q4

Adjusted EBITDA Non-GAAP Reconciliation* 20 FY 2022 FY 2023 FY 2024 2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY FY Net Income $3.0 $4.4 $4.1 $1.0 $1.2 $4.2 $4.0 $0.5 $1.9 $12.5 $10.0 Excluding: Interest income and expense, net (0.1) (0.1) (0.1) (0.4) (0.8) (1.0) (1.1) (1.3) (1.3) (0.7) (4.1) Provision for income taxes 0.8 1.1 0.7 (0.1) 0.4 0.9 0.9 (0.5) 0.5 2.6 1.7 Depreciation and amortization 0.8 1.0 0.9 0.9 0.9 0.9 0.9 1.1 1.1 3.6 3.9 Stock-based compensation 0.6 0.7 0.7 0.7 0.9 1.2 1.1 1.1 1.3 2.7 4.2 (Gain) loss on currency exchange (0.1) (0.1) 0.2 0.2 — — 0.3 0.2 — 0.2 0.5 Impairment of other intangibles — — — — — — — 0.5 — — 0.5 Change in value of contingent consideration 0.1 0.1 — — — — — 0.7 (0.1) 0.3 0.7 Mergers & Acquisitions expense — — — 0.3 0.3 0.1 0.4 2.5 — 0.3 3.3 Adjusted EBITDA $5.3 $7.2 $6.5 $2.5 $3.0 $6.2 $6.5 $4.9 $3.4 $21.5 $20.6 (in millions) *Numbers may not add due to rounding